UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKSTONE MORTGAGE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! BLACKSTONE MORTGAGE TRUST, INC. 2022 Annual Meeting
Vote in advance by June 15, 2022 11:59 PM Eastern Time
BLACKSTONE MORTGAGE TRUST, INC. 24TH FLOOR, 345 PARK AVENUE NEW YORK, NY 10154
D79165-P70388
You invested in BLACKSTONE MORTGAGE TRUST, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting.
This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2022.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and June 16, 2022
9:00 AM Eastern Time
vote without entering a control number
The Meeting will be held virtually at: www.virtualshareholdermeeting.com/BXMT2022
*To vote these shares during the virtual Meeting, you will need the unique control number indicated above. For instructions on how to attend and participate in the virtual Meeting, visit www.virtualshareholdermeeting.com/BXMT2022. V1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
01) Michael B. Nash 04) Thomas E. Dobrowski 07) Henry N. Nassau For 02) Katharine A. Keenan 05) Martin L. Edelman 08) Jonathan L. Pollack 03) Leonard W. Cotton 06) Nnenna Lynch 09) Lynne B. Sagalyn
2. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for For the fiscal year ending December 31, 2022.
3. Advisory Vote on Executive Compensation: To approve in a non-binding, advisory vote, the compensation paid to our
For named executive officers.
4. Approve the Blackstone Mortgage Trust, Inc. Stock Incentive Plan. For
5. Approve the Blackstone Mortgage Trust, Inc. Manager Incentive Plan. For NOTE: To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D79166-P70388